MAINSTAY VP FUNDS TRUST

MainStay VP Marketfield Portfolio

Supplement dated September 17, 2013 (“Supplement”) to the Initial and Service Class Prospectus,

dated May 1, 2013, as supplemented

This Supplement updates certain information contained in the Prospectus for MainStay VP Marketfield Portfolio (“Portfolio”), a series of MainStay VP Funds Trust. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. Please review this important information carefully.

In the section entitled “Purchases and Redemption of Shares,” the sub-section entitled “Excessive Purchases and Redemptions or Exchanges” is revised as follows:

1.	The paragraph concerning MainStay VP Marketfield Portfolio’s ten largest holdings is deleted in its entirety and replaced with the following:

The MainStay VP Marketfield Portfolio’s ten largest holdings will be posted monthly, no earlier than 15 days after month-end and the Portfolio’s complete schedule of holdings will be posted quarterly, 45 days after calendar quarter-end.

2.	The last paragraph of the sub-section is deleted in its entirety and replaced with the following:

In addition, with the exception of MainStay VP Marketfield Portfolio, disclosure of each Portfolio's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.